EXHIBIT 10.2
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                 FIRST AMENDMENT TO PURCHASE AGREEMENT
                 -------------------------------------
    (Fountain Valley Industrial Park; Fountain Valley, California)



     This First Amendment To Purchase Agreement ("First Amendment") is entered into as of November 25, 1998, by and between JMB INCOME PROPERTIES, LTD.-XIII, an Illinois limited partnership ("Seller"), and TA REALTY CORP., a Massachusetts corporation ("Buyer"), with reference to the following facts:

     A. Seller and Buyer have entered into that certain Purchase Agreement made and entered into as of November 9, 1998 (the "Agreement"), pursuant to which Seller agreed to sell to Buyer and Buyer agreed to buy from Seller that certain property described in the Agreement. Unless otherwise defined herein, capitalized terms have the meanings defined in the Agreement.

     B. Seller and Buyer wish to modify and amend the Agreement subject and strictly in accordance with the terms of this First Amendment.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer hereby amend the Agreement as follows:

     1. RECITALS. The recitals set forth above are not merely recitals, but form an integral part of this First Amendment.

     2. DUE DILIGENCE PERIOD. Buyer and Seller hereby agree that the Due Diligence Period, as such term is defined in Paragraph 4.B of the Agreement, is hereby extended and shall end at 5:00 p.m., Central time on Friday, December 4, 1998.

     3. CLOSING DATE. Buyer and Seller hereby agree that the Closing Date, as such term is defined in Paragraph 5 of the Agreement, is hereby modified and amended to mean Friday, December 11, 1998, or such earlier date as may be agreed upon by Buyer and Seller.

     4. RATIFICATION OF PURCHASE AGREEMENT. Buyer and Seller hereby agree that except as expressly provided herein, the provisions of the Agreement shall be, and remain, in full force and effect (such Agreement being hereby ratified and confirmed by the parties hereto notwithstanding any prior termination thereof), and that if any provision of this First Amendment conflicts with the Agreement, then the provisions of this First Amendment shall prevail.




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     5.    MISCELLANEOUS.  This First Amendment may be executed in
counterparts. Facsimile signatures are acceptable to effectuate the terms of this First Amendment.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment effective as of the date first set forth above.


"SELLER":

JMB INCOME PROPERTIES, LTD.-XIII,
an Illinois limited partnership

By:  JMB REALTY CORPORATION,
     a Delaware corporation,
     Corporate General Partner

     By:
           Name:
           Title:
                               "Seller"



"BUYER":


TA REALTY CORP.,
a Massachusetts corporation

By:
     Name:
     Title:
                      "Buyer"